                               STI CLASSIC FUNDS
                         EQUITY AND FIXED INCOME FUNDS
                            INVESTOR AND FLEX SHARES
                      SUPPLEMENT DATED DECEMBER 8, 1997 TO
                     THE PROSPECTUSES DATED OCTOBER 1, 1997

    This Supplement supersedes and replaces any existing supplements to the Prospectuses and provides new and additional information beyond that contained in the Prospectuses. This Supplement should be retained and read in conjunction with the Prospectuses.

    The Trustees of the STI Classic Funds (the "Trust") voted unanimously at a meeting held November 19, 1997 to increase the fees paid to the Administrator. As a result of the revised fee schedule and the Trust's current asset levels, "Other Expenses" and "Total Fund Operating Expenses After Fee Waivers and Reimbursements" described under each Fund will each increase by .02%. In addition, the information under the heading GENERAL INFORMATION--ADMINISTRATION should be replaced with the following:

               SEI Fund Resources acts as the Trust's Administrator. For its administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate as follows:

                             .12% on the first $1 billion
                             .09% on the next $4 billion
                             .07% on the next $3 billion
                             .065% on the next $2 billion
                             .06% thereafter.

               The Administrator may voluntarily waive all or a portion of its fees to limit Total Fund Operating Expenses.

    In addition, the following sentence should be added after the last sentence under the heading FRONT-END SALES CHARGES--INVESTOR SHARES:

               The front-end sales charge may be waived or reduced on Investor Shares purchased through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any or receive a reduced portion of the front-end sales charge.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.